IVY FUNDS
Delaware Ivy Asset Strategy Fund
Delaware Ivy Global Growth Fund
Delaware Ivy International Core Equity Fund

(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and the Statement of Additional
Information (SAI) each dated July 29, 2022, as amended

On July 5, 2023 (“Effective Date”), the portfolio management team for each Fund will change.

Delaware Ivy Asset Strategy Fund

On the Effective Date, the following replaces the information in the Fund’s summary prospectus section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Senior Vice President, Portfolio Manager	November 2021

On the Effective Date, the following replaces the disclosure in the Fund’s statutory prospectus section entitled “Who manages the Funds – Portfolio managers”:
Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young determine the Fund’s asset allocation and are primarily responsible for the day-to-day portfolio management of the Fund.
Stefan Löwenthal
Managing Director, Chief Investment Officer – Global Multi-Asset
•	Joined Macquarie in 2008
•	Based in Vienna

Stefan is the Chief Investment Officer for the Global Multi-Asset Team at Macquarie Asset Management (MAM). The team has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. He leads the team responsible for asset allocation and portfolio construction; the management of multi-asset funds, model portfolios, and institutional accounts; and the development of new multi-asset investment strategies. He oversees all research, portfolio management, and thought leadership activities of the team.
He chairs the MAM Investment Policy Committee and is a member of the MAM Environmental, Social, and Governance (ESG) Working Group, the MAM Professional Series Multi Manager Committee, and the MAM Private Infrastructure Fund Governance Committee.
Stefan joined Macquarie in February 2008 as a Portfolio Manager on the Multi-Asset Team. He was appointed Chief Investment Officer in 2013.

He is a frequent speaker at industry events and universities. Stefan received a Master of Management Science from the Vienna University of Economics and Business. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society Austria.
Jürgen Wurzer
Managing Director, Deputy Head – Global Multi-Asset
•	Re-joined Macquarie in 2018
•	Based in Vienna

Jürgen is the Deputy Head of the Global Multi-Asset Team at Macquarie Asset Management (MAM), a role he assumed in April 2018. The team, led by Stefan Löwenthal, has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. Jürgen is responsible for designing and managing multi-asset strategies, overseeing quantitative research and modelling, and analysing global equity markets.
He initially joined Macquarie in 2007, focusing on multi-asset solutions. He worked for Erste Asset Management between 2016 and 2018, prior to re-joining Macquarie in 2018.
In addition to his role at Macquarie, Jürgen serves as a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.
Jürgen received a Master of Arts from the University of Applied Sciences Wiener Neustadt. He holds the Chartered Financial Analyst® designation, the CFA Institute Certificate in ESG Investing and is a member of the CFA Society Austria.
Aaron Young
Senior Vice President, Portfolio Manager – Global Multi-Asset
•	Joined Macquarie in 2005
•	Based in Kansas City

Aaron is a Portfolio Manager for the Global Multi-Asset Team at Macquarie Asset Management (MAM). He focuses on asset allocation, portfolio construction, and risk analysis. The team, led by Stefan Löwenthal, has engineered multi-asset solutions for more than 25 years. With its highly differentiated investment process, the team serves clients around the globe. Aaron also contributes to the team’s fundamental research process.
He serves on the firm’s Optimum Sub-Advisory Oversight Committee of the Optimum Fund Trust.
Aaron worked at Waddell & Reed Financial, Inc. (acquired by MAM in April 2021) in a variety of roles since 2005, most recently as both a Multi-Asset Portfolio Manager and member of the Equity Risk and Quantitative Research Team.
He earned his Bachelor of Arts in philosophy with Honors from the University of Missouri and a Master of Business Administration with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity Fund

On the Effective Date, Charles (Trey) Schorgl is added as an additional portfolio manager of each Fund and will serve as a portfolio manager of each Fund with Aditya Kapoor and Charles John.

On the Effective Date, the following is added to the information in the section of each Summary Prospectus entitled “Who manages the Fund? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	July 2023

On the Effective Date, the first sentence of the section of each Statutory Prospectus entitled “Who manages the Funds – Portfolio managers” relating to the portfolio management of each Fund is revised to note that Aditya Kapoor, Charles John, and Charles (Trey) Schorgl are primarily responsible for the day-to-day portfolio management of each Fund and references to other portfolio managers for each Fund in this section are removed.

On the Effective Date, the following is added as the last paragraph of the section of the Statutory Prospectus entitled “Who manages the Funds – Portfolio managers”:
Charles (Trey) Schorgl
Managing Director, Senior Portfolio Manager
•	Joined Macquarie in 2021
•	Based in Kansas City

Trey is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s (MAM’s) Delaware Management Company. He joined MAM as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined the Ivy Global Equity Team in July 2023.
He joined Ivy Investments in July 2014 as an Equity Analyst. He was appointed Senior Equity Analyst in January 2022; he assumed portfolio management responsibilities in July 2023. His research responsibilities were concentrated in aerospace and defense, industrial conglomerates, and semiconductors and semiconductor capital equipment. Prior to joining Ivy Investments, he was an Equity Analyst with Balyasny Asset Management. Before that, he was an Equity Research Associate with Credit Suisse.
He earned a Bachelor of Business Administration cum laude with a double major in finance and accounting from Texas Christian University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute and the CFA Society of Kansas City.
On the Effective Date, the following information as of April 30, 2023, is added to the section of the SAI entitled “Portfolio Managers – Other Accounts Managed”:

Name of Portfolio Manager or Team Member	Type of Accounts	No. of Accounts Managed	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles (Trey) Schorgl	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 5, 2023.